Exhibit 99.2

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003

Operating earnings

Net income	$1,509	$983	$1,821	$1,690	$2,034
Net interest income	6,089	5,829	5,973	5,924	5,548
Provision for loan losses	435	405	405	405	405
Non-interest income	3,595	3,065	3,728	3,547	3,890
Non-interest expense	7,519	7,634	7,155	7,141	6,563

Performance Statistics

Net interest margin	2.85%	2.69%	2.70%	2.69%	2.78%
Annualized return on average assets	0.59%	0.38%	0.70%	0.66%	0.84%
Annualized return on average equity	6.87%	4.99%	9.15%	8.30%	9.87%
Annualized net loan charge-offs to avg loans	-0.14%	-0.07%	0.31%	0.15%	0.09%
Net charge-offs (recoveries)	(246)	(120)	517	234	133
Efficiency ratio	77.4	80.9	78.9	83.7	82.6
Net income per employee	5	3	6	6	7

Per Share Data

Basic earnings per share	$0.21	$0.14	$0.25	$0.23	$0.28
Diluted earnings per share	0.21	0.14	0.25	0.23	0.28
Dividend declared per share	0.1815	0.1815	0.1815	0.1815	0.1650
Book value	11.66	11.03	11.01	11.24	11.17
Common stock price:
High	20.28	21.29	22.14	22.48	20.50
Low	17.87	18.36	17.80	19.60	18.01
Close	19.50	18.96	18.22	20.13	19.51
Weighted average common shares:
Basic	7,333	7,179	7,189	7,211	7,182
Fully Diluted	7,357	7,203	7,214	7,242	7,201
End-of-period common shares:
Issued	7,679	7,320	7,319	7,319	7,317
Treasury	—	141	141	111	149

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003

Financial Condition Data:
General
Total assets	$1,037,218	$1,028,253	$1,033,917	$1,027,414	$1,004,753
Loans, net	675,791	672,223	663,339	646,604	612,541
Intangibles	41,920	33,538	33,981	34,032	23,345
Total deposits	647,605	614,550	651,512	648,429	598,067
Non interest bearing	69,794	69,640	66,118	64,671	57,649

Savings	84,578	82,416	88,106	89,806	81,321
NOW	161,376	164,803	170,001	163,018	156,649
Money Market	34,472	22,461	26,726	27,887	27,548
Time Deposits	297,385	275,230	300,561	303,047	274,900
Total interest bearing deposits	577,811	544,910	585,394	583,758	540,418

Core deposits*	350,220	339,320	350,951	345,382	323,167
Trust preferred securities & subordinated debt	18,866	18,866	18,866	18,866	19,655
Shareholders’ equity	89,539	79,182	79,015	81,037	80,035
Trust assets under management	588,642	162,150	148,144	148,156	151,065

Asset Quality

Non-performing assets	$6,033	$5,203	$4,596	$4,592	$4,714
Non-performing assets to total assets	0.58%	0.51%	0.44%	0.45%	0.47%
Allowance for loan losses	8,435	7,754	7,229	7,342	6,478
Allowance for loan losses to total loans	1.23%	1.14%	1.08%	1.12%	1.05%
Allowance for loan losses to non-performing loans	175.77%	194.97%	201.48%	204.57%	167.04%
Non-performing loans to total loans	0.70%	0.58%	0.54%	0.55%	0.63%

Capitalization - Bancorp

Shareholders’ equity to total assets	8.63%	7.70%	7.64%	7.89%	7.97%

* Core deposits are defined as total deposits less time deposits

SUN BANCORP INC.

Consolidated Balance Sheet

(Unaudited)

(In Thousands, Except Share Data)	March 2004	March 2003	% Change
ASSETS

Cash and due from other financial institutions	$22,905	$24,984	-8.3%
Interest-bearing deposits in other financial institutions	1,393	1,112	25.3%

Total cash and cash equivalents	24,298	26,096	-6.9%

Investment securities, available for sale, at fair market value	213,988	279,167	-23.3%

Loans and leases, net of unearned income	684,226	619,019	10.5%
Less: allowance for loan and lease losses	8,435	6,478	30.2%

Loans and leases, net	675,791	612,541	10.3%

Bank premises and equipment, net	31,823	16,572	92.0%
Goodwill	36,159	23,345	54.9%
Intangibles with finite lives	5,614	—	N/A
Intangibles, other	147	—	N/A
Accrued interest	3,376	3,607	-6.4%
Bank-owned life insurance	33,485	31,126	7.6%
Other assets	12,537	12,299	1.9%

Total assets	$1,037,218	$1,004,753	3.2%

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits:
Noninterest-bearing	$69,794	$57,649	21.1%
Interest-bearing	577,811	540,418	6.9%

Total deposits	647,605	598,067	8.3%

Short-term borrowings	26,788	66,387	-59.6%
Long-term borrowings, Federal Home Loan Bank	229,000	220,000	4.1%
Long-term borrowings, other	11,900	11,900	0.0%
Subordinated debentures	18,866	19,655	-4.0%
Accrued interest and other liabilities	13,520	8,709	55.2%

Total liabilities	947,679	924,718	2.5%

Shareholders’ equity:
Common stock, no par value;	92,173	84,933	8.5%
Retained earnings (deficit)	(3,613)	(4,311)	16.2%
Accumulated other comprehensive income	979	1,723	-43.2%
Less: Treasury stock, at cost	—	(2,310)	100.0%

Total shareholders’ equity	89,539	80,035	11.9%

Total liabilities and shareholders’ equity	$1,037,218	$1,004,753	3.2%

SUN BANCORP, INC.

Consolidated Income Statement

(Unaudited)

	For The Three Months Ended March 31
(In Thousands, Except Net Income Per Share Data)	2004	2003	% Change
Taxable equivalent net interest income	6,327	5,912	7.0%

Interest and dividend income:
Loans and leases, including fees	$9,892	$9,695	2.0%
Investment securities Taxable	1,729	2,299	-24.8%
Tax exempt	203	231	-12.1%
Dividends	46	111	-58.6%
Deposits in other financial institutions	13	52	-75.0%

Total interest and dividend income	11,883	12,388	-4.1%

Interest expense:
Deposits	2,347	3,127	-24.9%
Short-term borrowings	90	107	-15.9%
Long-term borrowings	2,901	3,138	-7.6%
Subordinated debentures	456	468	-2.6%

Total interest expense	5,794	6,840	-15.3%

Net interest income	6,089	5,548	9.8%

Provision for loan and lease losses	435	405	7.4%

Net interest income after provision for loan & lease losses	5,654	5,143	9.9%

Non-interest income:
Service charges on deposit accounts	1,039	845	23.0%
Trust income	332	219	51.6%
Net security gains	109	1,496	-92.7%
Investment product sales	165	24	587.5%
Bank-owned life insurance	312	325	-4.0%
Insurance subsidiary	661	23	2773.9%
Net gain on sale of loans	34	261	-87.0%
Leasing fees	272	301	-9.6%
Other income	671	396	69.4%

Total non-interest income	3,595	3,890	-7.6%

Non-interest expense:
Salaries and employee benefits	3,493	3,166	10.3%
Net occupancy expense	438	383	14.4%
Furniture and equipment expenses	530	487	8.8%
Amortization of intangibles with finite lives	108	-	N/A
Other expenses	2,950	2,527	16.7%

Total non-interest expense	7,519	6,563	14.6%

Income before income tax provision	1,730	2,470	-30.0%

Income tax provision	221	436	-49.3%

Net income	$1,509	$2,034	-25.8%

Net income per share - Basic	$0.21	$0.28	-25.0%

Weighted average number of shares outstanding - Basic	7,333,058	7,182,149	2.1%

Net income per share - Diluted	$0.21	$0.28	-25.0%

Weighted average number of shares outstanding - Diluted	7,357,118	7,200,970	2.2%

Sun Bancorp, Inc.

Distribution of Assets, Liabilities, and Shareholders’ Equity

	For the Three Months Ended
	March 31, 2004			March 31, 2003
(In Thousands)	Average Balance	Interest	Rate	Average Balance	Interest	Rate
ASSETS
Interest-earning assets:
Interest-bearing deposits	$5,997	$13	0.87%	$17,477	$52	1.21%
Loans (net of unearned income)	679,420	10,025	5.93%	605,474	9,939	6.66%
Investments:
Taxable	187,511	1,775	3.79%	219,027	2,410	4.40%
Tax-exempt	18,524	308	6.65%	19,306	351	7.26%
Total interest-earning assets	891,452	12,121	5.46%	861,284	12,752	5.99%

Noninterest-earning assets:
Cash and due from banks	24,542			19,260
Bank premises & equipment	29,180			16,147
Accrued interest and other assets	89,724			70,261
Less: Allowance for loan losses	(7,952)			(6,368)
Unamortized loan fees	338			205
Total assets	$1,027,284			$960,789

LIABILITIES AND SHAREHOLDERS’ EQUITY

Interest-bearing liabilities:

NOW Accounts	$162,313	$198	0.49%	$156,497	$378	0.98%
Insured Money Market Accounts	26,493	63	0.96%	25,761	99	1.56%
Savings deposits	83,280	80	0.39%	78,920	192	0.99%
Time deposits	287,247	2,006	2.81%	275,963	2,458	3.61%
Short-term borrowings	40,796	90	0.89%	33,245	107	1.31%
Subordinated debentures	18,866	456	9.67%	19,655	468	9.52%
Other borrowed funds	238,158	2,901	4.90%	223,702	3,138	5.69%
Total interest-bearing liabilities	857,153	5,794	2.72%	813,743	6,840	3.41%

Noninterest-bearing liabilities and shareholders’ equity:

Demand deposits	67,045			56,204
Accrued interest and other liabilities	15,185			8,440
Shareholders’ equity	87,901			82,402
Total liabilities and shareholders’ equity	$1,027,284			$960,789

Interest rate spread			2.74%			2.58%

Net interest income/margin		$6,327	2.85%		$5,912	2.78%